UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 27, 2022
Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity: 333-177354-05
Central Index Key Number of issuing entity: 0001566544

UBS-Barclays Commercial Mortgage Trust 2013-C5
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-177354
Central Index Key Number of depositor: 0001532799

UBS Commercial Mortgage Securitization Corp.
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor: 0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor: 0001660492
GE Capital US Holdings, Inc. (successor in interest to certain obligations of General Electric Capital Corporation, one of the sponsors and mortgage loan sellers)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor: 0001682523
Starwood Mortgage Funding II LLC (formerly known
as Archetype Mortgage Funding II LLC)
(Exact name of sponsor as specified in its charter)

Nicholas Galeone  (212) 713-8832
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

Lower Tier Remic 46-2050682
Upper Tier Remic 46-2060407
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
1761 East St. Andrew Place, Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 713-2000
(Telephone number, including area code)

NONE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04.  Failure to make Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the December 12, 2022
Distribution Date.  The Certificate Administrator was notified by the Master Servicer on December 27, 2022 of a payment revision to the Class A-4, Class A-S and Class A-S-EC Certificateholders.  The payment revisions were made to reflect the payoff of The Village of Cross Keys Mortgage Loan (Loan Number 12 on
Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on
February 28, 2013 pursuant to Rule 424(b)(5)), and resulted in additional principal payments to the
Class A-4 Certificateholders in the amount of $1,426,773.10, additional principal payments to the Class A-S
Certificateholders in the amount of $10,551,736.75 and additional principal payments to the Class A-S-EC
Certificateholders in the amount of $6,038,777.31.  The additional payments were made to the Class A-4,
Class A-S and Class A-S-EC Certificateholders on December 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.
(Depositor)

/s/ Andrew Lisa
Name:  Andrew Lisa
Title: Director

/s/ Nicholas Galeone
Name:  Nicholas Galeone
Title: President

Date:    December 28, 2022